EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT

We certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date    11/9/04                          /s/ G. Mike Odom, Jr.
       ---------                       -----------------------------
                                             G. Mike Odom, Jr.
                                          Chief Executive Officer

Date    11/9/04                          /s/ John C. Helmken II
       ---------                       -----------------------------
                                             John C. Helmken II
                                                 President


Date    11/9/04                          /s/ Robert B. Briscoe
       ---------                       -----------------------------
                                             Robert B. Briscoe
                                          Chief Financial Officer